Exhibit 23.b

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in this Registration Statement of Conseco, Inc. on Form S-8 (File No. 333-00000), of our report dated March 26, 2001 relating to the financial statements and financial statement schedules, which appears in Conseco, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000.



                                                  /s/ PricewaterhouseCoopers LLP
                                                  ------------------------------
                                                      PricewaterhouseCoopers LLP


Indianapolis, Indiana
August 22, 2001